Rule 424(b)(3)
File No:  333100644
3339470

EXHIBIT A

AMERICAN DEPOSITARY SHARES
(Each American Depositary
share represents 2,5000
deposited Shares)


OVERSTAMP: Effective May 4,
2005, each American
Depositary Share   represents
one deposited Share.
OVERSTAMP: Effective,
February 22, 2006, the
Company changed its name to
Vivo Participacoes S.A.

THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR NONVOTING PREFERRED
STOCK
WITHOUT PAR VALUE OF
TELESP CELULAR
PARTICIPACOES S.A.
(ORGANIZED UNDER THE
LAWS OF THE FEDERATIVE
REPUBLIC OF BRAZIL)

The Bank of New York, as
depositary (hereinafter
called the Depositary),
hereby certifies
that___________
________________________
____________________, or
registered assigns IS
THE OWNER OF
________________________
_____


AMERICAN DEPOSITARY
SHARES

representing deposited
nonvoting preferred
stock (herein called
Shares) of Telesp
Celular Participacoes
S.A., a sociedade
anonima (a corporation)
organized under the laws
of The Federative
Republic of Brazil
(herein called the
Company).  At the date
hereof, each American
Depositary Share
represents 2,500 Shares
deposited or subject to
deposit under the
Deposit Agreement (as
such term is hereinafter
defined) at the Sao
Paulo office of Banco
Itau (herein called the
Custodian).  The
Depositarys Corporate
Trust Office is located
at a different address
than its principal
executive office.  Its
Corporate Trust Office
is located at 101
Barclay Street, New
York, N.Y. 10286, and
its principal executive
office is located at One
Wall Street, New York,
N.Y. 10286.

THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286

1.  THE AMENDED AND
RESTATED DEPOSIT
AGREEMENT.

		This American
Depositary Receipt is
one of an issue (herein
called Receipts), all
issued and to be issued
upon the terms and
conditions set forth in
the amended and restated
deposit agreement, dated
as of November 2, 1998
(herein called the
Deposit Agreement), by
and among the Company,
the Depositary, and all
Owners and Beneficial
Owners from time to time
of Receipts issued
thereunder, each of whom
by accepting a Receipt
agrees to become a party
thereto and become bound
by all the terms and
conditions thereof.  The
Deposit Agreement sets
forth the rights of
Owners and Beneficial
Owners of the Receipts
and the rights and
duties of the Depositary
in respect of the Shares
deposited thereunder and
any and all other
securities, property and
cash from time to time
received in respect of
such Shares and held
thereunder (such Shares,
securities, property,
and cash are herein
called Deposited
Securities).  Copies of
the Deposit Agreement
are on file at the
Depositarys Corporate
Trust Office in New York
City and at the office
of the Custodian.

		The statements
made on the face and
reverse of this Receipt
are summaries of certain
provisions of the
Deposit Agreement and
are qualified by and
subject to the detailed
provisions of the
Deposit Agreement, to
which reference is
hereby made.
Capitalized terms
defined in the Deposit
Agreement and not
defined herein shall
have the meanings set
forth in the Deposit
Agreement.

2.  SURRENDER OF
RECEIPTS AND WITHDRAWAL
OF SHARES.

		Upon surrender
at the Corporate Trust
Office of the Depositary
of this Receipt for the
purpose of withdrawal of
the Deposited Securities
represented by the
American Depositary
Shares evidenced hereby,
and upon payment of the
fee of the Depositary
provided in this
Receipt, and subject to
the terms and conditions
of the Deposit
Agreement, the Owner
hereof is entitled to
delivery, to him or upon
his order, of the
Deposited Securities at
the time represented by
the American Depositary
Shares for which this
Receipt is issued.
Delivery of such
Deposited Securities may
be made by (a) (i) the
delivery of certificates
in the name of the Owner
hereof or as ordered by
him or certificates
properly endorsed or
accompanied by proper
instruments of transfer
to such Owner or as
ordered by him, or (ii)
bookentry transfer of
the Shares represented
by this Receipt to an
account in the name of
such Owner or as ordered
by him, and (b) delivery
of any other securities,
property and cash to
which such Owner is then
entitled in respect of
this Receipt to such
Owner or as ordered by
him.  Such delivery will
be made at the option of
the Owner hereof, either
at the office of the
Custodian or at the
Corporate Trust Office
of the Depositary, as
provided in the Deposit
Agreement; provided that
the forwarding of
certificates for Shares
or other Deposited
Securities for such
delivery at the
Corporate Trust Office
of the Depositary shall
be at the risk and
expense of the Owner
hereof.

3.  TRANSFERS, SPLITUPS,
AND COMBINATIONS OF
RECEIPTS.

		The transfer
of this Receipt is
registrable on the books
of the Depositary at its
Corporate Trust Office
by the Owner hereof in
person or by a duly
authorized attorney,
upon surrender of this
Receipt properly
endorsed for transfer or
accompanied by proper
instruments of transfer
and funds sufficient to
pay any applicable
transfer taxes and the
expenses of the
Depositary and upon
compliance with such
regulations, if any, as
the Depositary may
establish for such
purpose.  This Receipt
may be split into other
such Receipts, or may be
combined with other such
receipts into one
Receipt, evidencing the
same aggregate number of
American Depositary
Shares as the Receipt or
Receipts surrendered.
As a condition precedent
to the execution and
delivery, registration
of transfer, splitup,
combination, or
surrender of any
Receipt, the delivery of
any distribution
thereon, or withdrawal
of any Deposited
Securities, the Company,
the Depositary, the
Custodian, or Registrar
may require payment from
the depositor of the
Shares or the presentor
of the Receipt of a sum
sufficient to reimburse
it for any tax or other
governmental charge and
any stock transfer or
registration fee with
respect thereto
(including any such tax
or charge and fee with
respect to Shares being
deposited or withdrawn)
and payment of any
applicable fees as
provided in this
Receipt, may require the
production of proof
satisfactory to it as to
the identity and
genuineness of any
signature and may also
require compliance with
such reasonable
regulations the
Depositary may establish
consistent with the
provisions of the
Deposit Agreement or
this Receipt, including,
without limitation, this
Article 3.

		The delivery
of Receipts against
deposits of Shares
generally or against
deposits of particular
Shares may be suspended,
or the transfer of
Receipts in particular
instances may be
refused, or the
registration of transfer
of outstanding Receipts,
or the combination or
splitup of Receipts
generally may be
suspended, during any
period when the transfer
books of the Depositary
are closed, or if any
such action is deemed
necessary or advisable
by the Depositary or the
Company at any time or
from time to time
because of any
requirement of law or of
any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this
Receipt, or for any
other reason, subject to
the provisions of the
following sentence.
Notwithstanding any
other provision of the
Deposit Agreement or
this Receipt, the
surrender of outstanding
Receipts and withdrawal
of Deposited Securities
may be suspended only
for (i) temporary delays
caused by closing the
transfer books of the
Depositary or the
Company or the deposit
of Shares in connection
with voting at a
shareholders meeting, or
the payment of
dividends, (ii) the
payment of fees, taxes
and similar charges, and
(iii) compliance with
any U.S. or foreign laws
or governmental
regulations relating to
the Receipts or to the
withdrawal of the
Deposited Securities, or
(iv) any other reason
that may at any time be
specified in paragraph
I(A)(1) of the General
Instructions to Form
F6, as from time to time
in effect, or any
successor provision
thereto.  Without
limitation of the
foregoing, the
Depositary shall not
knowingly accept for
deposit under the
Deposit Agreement any
Shares required to be
registered under the
provisions of the
Securities Act of 1933,
unless a registration
statement is in effect
as to such Shares.

4.  LIABILITY OF OWNER
OR BENEFICIAL OWNER FOR
TAXES.

		If any tax or
other governmental
charge shall become
payable by the Custodian
or the Depositary with
respect to any Receipt
or any Deposited
Securities represented
hereby, such tax or
other governmental
charge shall be payable
by the Owner or
Beneficial Owner hereof
to the Depositary.  The
Depositary may refuse to
effect any transfer of
this Receipt or any
combination or splitup
hereof or any withdrawal
of Deposited Securities
represented by American
Depositary Shares
evidenced by such
Receipt until such
payment is made, and may
withhold any dividends
or other distributions,
or may sell for the
account of the Owner or
Beneficial Owner hereof
any part or all of the
Deposited Securities
represented by the
American Depositary
Shares evidenced by this
Receipt, and may apply
such dividends or other
distributions or the
proceeds of any such
sale in payment of such
tax or other
governmental charge (and
any taxes or expenses
arising out of such
sale), and the Owner or
Beneficial Owner hereof
shall remain liable for
any deficiency.

5.  WARRANTIES OF
DEPOSITORS.

Every person depositing
Shares hereunder and
under the Deposit
Agreement shall be
deemed thereby to
represent and warrant
that such Shares and
each certificate
therefore are validly
issued, fully paid,
nonassessable, and free
of any preemptive rights
of the holders of
outstanding Shares and
that the person making
such deposit is duly
authorized so to do.
Every such person shall
also be deemed to
represent that (i) the
Shares presented for
deposit are not, and the
Receipts issuable upon
such deposit will not
be, restricted
securities within the
meaning of Rule
144(a)(3) under the
Securities Act of 1933,
and (ii) the deposit of
such Shares and the sale
of Receipts evidencing
American Depositary
Shares representing such
Shares by that person
are not otherwise
restricted under the
Securities Act of 1933.
Such representations and
warranties shall survive
the deposit of Shares
and issuance of
Receipts.

6.  FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.

		Any person
presenting Shares for
deposit or any Owner of
a Receipt may be
required from time to
time to file with the
Depositary or the
Custodian such proof of
citizenship or
residence, exchange
control approval, legal
or beneficial ownership
of Receipts, Deposited
Securities or other
securities, compliance
with all applicable laws
or regulations or terms
of the Deposit Agreement
or such Receipt, or such
information relating to
the registration on the
books of the Company or
the Foreign Registrar,
if applicable, to
execute such
certificates and to make
such representations and
warranties, as the
Depositary may deem
necessary or proper.
The Depositary may
withhold the delivery or
registration of transfer
of any Receipt or the
distribution of any
dividend or sale or
distribution of rights
or of the proceeds
thereof or the delivery
of any Deposited
Securities until such
proof or other
information is filed or
such certificates are
executed or such
representations and
warranties made.  The
Depositary shall from
time to time advise the
Company of the
availability of any such
proofs, certificates or
other information and
shall provide copies
thereof to the Company
as promptly as
practicable upon request
by the Company, unless
such disclosure is
prohibited by law.

7.  CHARGES OF
DEPOSITARY.

		The Company
agrees to pay the fees
and reasonable
outofpocket expenses of
the Depositary and those
of any Registrar only in
accordance with
agreements in writing
entered into between the
Depositary and the
Company from time to
time.  The Depositary
shall present detailed
statement for such
expenses to the Company
at least once every
three months.  The
charges and expenses of
the Custodian are for
the sole account of the
Depositary.

		The following
charges (to the extent
permitted by applicable
law or the rules of any
securities exchange on
which the American
Depositary Shares are
admitted for trading)
shall be incurred by any
party depositing or
withdrawing Shares or by
any party surrendering
Receipts or to whom
Receipts are issued
(including, without
limitation, issuance
pursuant to a stock
dividend or stock split
declared by the Company
or an exchange of stock
regarding the Receipts
or Deposited Securities
or a distribution of
Receipts pursuant to
Section 4.03 of the
Deposit Agreement),
whichever applicable:
(1) taxes and other
governmental charges,
(2) such registration
fees as may from time to
time be in effect for
the registration of
transfers of Shares
generally on the Share
register of the Company
or Foreign Registrar and
applicable to transfers
of Shares to the name of
the Depositary or its
nominee or the Custodian
or its nominee on the
making of deposits or
withdrawals under the
terms of the Deposit
Agreement, (3) such
cable, telex and
facsimile transmission
expenses as are
expressly provided in
the Deposit Agreement,
(4) such expenses as are
incurred by the
Depositary in the
conversion of foreign
currency pursuant to
Section 4.05 of the
Deposit Agreement, (5) a
fee not in excess of
$5.00 or less per 100
American Depositary
Shares (or portion
thereof) for the
execution and delivery
of Receipts pursuant to
Sections 2.03 or 4.03 of
the Deposit Agreement
and the surrender of
Receipts pursuant to
Section 2.05 of the
Deposit Agreement and
(6) a fee for the
distribution of proceeds
of sales of securities
or rights pursuant to
Sections 4.02 or 4.04,
respectively, of the
Deposit Agreement, such
fee (which may be
deducted from such
proceeds) being in an
amount equal to the
lesser of (i) the fee
for the issuance of
American Depositary
Shares referred to above
which would have been
charged as a result of
the deposit by Owners of
securities (for purposes
of this clause 6
treating all such
securities as if they
were Shares) or Shares
received in exercise of
rights distributed to
them pursuant to
Sections 4.02 or 4.04,
respectively, but which
securities or rights are
instead sold by the
Depositary and the net
proceeds distributed and
(ii) the amount of such
proceeds.

		The
Depositary, subject to
Article 8 hereof, may
own and deal in any
class of securities of
the Company and its
affiliate.

8.  PRERELEASE OF
RECEIPTS.

Neither the Depositary
nor the Custodian shall
deliver Shares, by
physical delivery, book
entry or otherwise
(other than to the
Company or its agent as
contemplated by Section
4.08 of the Deposit
Agreement), or otherwise
permit Shares to be
withdrawn from the
facility created hereby,
except upon the receipt
and cancellation of
Receipts.

		The Depositary
may issue Receipts
against rights to
receive Shares from the
Company (or any agent of
the Company recording
Share ownership).  No
such issue of Receipts
will be deemed a
PreRelease subject to
the restrictions of the
following paragraph.

		In its
capacity as Depositary,
the Depositary will not
deliver Shares held
under the Deposit
Agreement prior to the
receipt and cancellation
by the Depositary of
Receipts.  The
Depositary may execute
and deliver Receipts
prior to the receipt of
Shares pursuant to
Section 2.02 of the
Deposit Agreement
(PreRelease).  The
Depositary may, pursuant
to Section 2.05 of the
Deposit Agreement,
deliver Shares upon the
receipt and cancellation
of Receipts which have
been PreReleased,
whether or not such
cancellation is prior to
the termination of such
PreRelease or the
Depositary knows that
such Receipt has been
PreReleased.  The
Depositary may receive
Receipts in lieu of
Shares in satisfaction
of a Pre Release.  Each
PreRelease will be (a)
preceded or accompanied
by a written
representation and
agreement from the
person to whom Receipts
or Shares are to be
delivered (the
PreReleasee) that the
PreReleasee, or its
customer, (i) owns the
Shares or Receipts to be
remitted, as the case
may be, (ii) assigns all
beneficial right, title
and interest in such
Shares or Receipts, as
the case may be, to the
Depositary for the
benefit of the Owners,
and (iii) agrees in
effect to hold such
Shares or Receipts, as
the case may be, for the
account of the
Depositary until
delivery of the same
upon the Depositarys
request, (b) at all
times fully
collateralized with cash
or U.S. government
securities, (c)
terminable by the
Depositary on not more
than five (5) business
days notice, and (d)
subject to such further
indemnities and credit
regulations as the
Depositary deems
appropriate.  The number
of American Depositary
Shares which are
outstanding at any time
as a result of Pre
Releases will not
normally exceed thirty
percent (30%) of the
American Depositary
Shares outstanding
(without giving effect
to American Depositary
Shares evidenced by
Receipts outstanding as
a result of
PreReleases); provided,
however, that the
Depositary reserves the
right to disregard such
limit from time to time
as it deems appropriate
and may, with the prior
written consent of the
Company, change such
limit for purposes of
general application.
The Depositary will also
set limits with respect
to the number of Pre
Released Receipts
involved in transactions
to be done hereunder
with any one person on a
case by case basis as it
deems appropriate.  The
collateral referred to
in clause (b) above
shall be held by the
Depositary for the
benefit of the Owners as
security for the
performance of the
obligations to deliver
Shares or Receipts set
forth in clause (a)
above (and shall not,
for the avoidance of
doubt, constitute
Deposited Securities
hereunder).

		The Depositary
may retain for its own
account any compensation
received by it in
connection with the
foregoing.

9.  TITLE TO RECEIPTS.

		It is a
condition of this
Receipt, and every
successive holder and
Owner of this Receipt by
accepting or holding the
same consents and
agrees, that title to
this Receipt when
properly endorsed or
accompanied by proper
instruments of transfer,
is transferable by
delivery with the same
effect as in the case of
a negotiable instrument,
provided, however, that
the Depositary and the
Company, notwithstanding
any notice to the
contrary, may treat the
person in whose name
this Receipt is
registered on the books
of the Depositary as the
absolute owner hereof
for the purpose of
determining the person
entitled to distribution
of dividends or other
distributions or to any
notice provided for in
the Deposit Agreement or
for all other purposes.

10.  VALIDITY OF
RECEIPT.

		This Receipt
shall not be entitled to
any benefits under the
Deposit Agreement or be
valid or obligatory for
any purpose, unless this
Receipt shall have been
executed by the
Depositary by the manual
signature of a duly
authorized signatory of
the Depositary;
provided, however, that
such signature may be a
facsimile if a Registrar
for the Receipts shall
have been appointed and
such Receipts are
countersigned by the
manual signature of a
duly authorized officer
of the Registrar.

11.  REPORTS; INSPECTION
OF TRANSFER BOOKS.

		The Company is
subject to the periodic
reporting requirements
of the Securities
Exchange Act of 1934
and, accordingly, files
certain reports with the
Commission.  Such
reports and
communications will be
available for inspection
and copying by Owners
and Beneficial Owners at
the public reference
facilities maintained by
the Commission located
at 450 Fifth Street,
N.W., Washington, D.C.
20549.


		The Depositary
will make available for
inspection by Owners of
Receipts at its
Corporate Trust Office
any reports and
communications,
including any proxy
soliciting material,
received from the
Company which are both
(a) received by the
Depositary as the holder
of the Deposited
Securities and (b) made
generally available to
the holders of such
Deposited Securities by
the Company.  The
Depositary will also
send to Owners of
Receipts copies of such
reports when furnished
by the Company pursuant
to the Deposit
Agreement.  Any such
reports and
communications,
including any such proxy
soliciting material,
furnished to the
Depositary by the
Company shall be
furnished in English to
the extent such
materials are required
to be translated into
English pursuant to any
regulations of the
Commission.  The Company
agrees to provide to the
Depositary, at the
Companys expense (unless
otherwise agreed in
writing by the Company
and the Depositary), all
documents that it
provides to the
Custodian.

		In the event
the Receipts are listed
or quoted on a national
securities exchange in
the United States, the
Company will promptly
transmit to the
Custodian English
language versions of any
reports and other
communications that are
made generally available
by the Company to
holders of its Shares or
other Deposited
Securities and the
Depositary will, at the
Companys expense (unless
otherwise agreed in
writing by the Company
and the Depositary),
arrange for the prompt
transmittal by the
Custodian to the
Depositary of such
notices, reports and
other communications and
arrange for the mailing,
at the Companys expense
(unless otherwise agreed
in writing by the
Company and the
Depositary), of copies
thereof (or if requested
by the Company, a
summary of any such
notice provided by the
Company) to all Owners
or, at the request of
the Company, make such
notices, reports and
other communications
available to all Owners
on a basis similar to
that for holders of
Shares or other
Deposited Securities, or
on such other basis as
the Company may advise
the Depositary may be
required by any
applicable law,
regulation or stock
exchange requirement.
The Company has
delivered to the
Depositary and the
Custodian a copy of the
provisions of or
governing the Shares and
any other Deposited
Securities issued by the
Company or any affiliate
of the Company, and
promptly upon any
amendment thereto or
change therein, the
Company shall deliver to
the Depositary and the
Custodian a copy of such
provisions as so amended
or changed. The
Depositary may rely upon
such copy for all
purposes of this Deposit
Agreement. The
Depositary will, at the
expense of the Company
(unless otherwise agreed
in writing by the
Company and the
Depositary), make such
copy and such notices,
reports and other
communications available
for inspection by Owners
at the Depositarys
office, at the office of
the Custodian and at any
other designated
transfer offices.

		The Depositary
will keep books for the
registration of Receipts
and transfers of
Receipts which at all
reasonable times shall
be open for inspection
by the Owners of
Receipts provided that
such inspection shall
not be for the purpose
of communicating with
Owners of Receipts for
an object other than the
business of the Company,
including, without
limitation, a matter
related to the Deposit
Agreement or the
Receipts.

		The Depositary
may close the transfer
books after consultation
with the Company to the
extent practicable, at
any time or from time to
time, when deemed
expedient by it in
connection with the
performance of its
duties under the Deposit
Agreement or at the
request of the Company,
provided that any such
closing of the transfer
books shall be subject
to the provisions of
Section 2.06 of the
Deposit Agreement which
limit the suspension of
withdrawals of Shares.

		12.  DIVIDENDS
AND DISTRIBUTIONS.

		Whenever the
Depositary or on its
behalf, its agent,
receives any cash
dividend or other cash
distribution on any
Deposited Securities,
the Depositary will, if
at the time of receipt
thereof any amounts
received in a foreign
currency can in the
judgment of the
Depositary be converted
on a reasonable basis
into United States
dollars transfer able to
the United States, and
subject to the Deposit
Agreement, convert or
will cause its agent to
convert, as promptly as
practicable (and in any
event within one
Business Day) after its
receipt of such dividend
or distribution (unless
otherwise prohibited or
prevented by law), such
dividend or distribution
into dollars and will,
as promptly as
practicable, distribute
the amount thus received
(net of the expenses of
the Depositary as
provided in Article 7
hereof and Section 5.09
of the Deposit
Agreement) to the Owners
of Receipts entitled
thereto, provided,
however, that in the
event that the Company
or the Depositary is
required to withhold and
does withhold from such
cash dividend or other
cash distribution in
respect of any Deposited
Securities an amount on
account of taxes, the
amount distributed to
the Owners of the
Receipts evidencing
American Depositary
Shares representing such
Deposited Securities
shall be reduced
accordingly.

		Subject to the
provisions of Section
4.11 and 5.09 of the
Deposit Agreement,
whenever the Depositary
receives any
distribution other than
a distribution described
in Sections 4.01, 4.03
or 4.04 of the Deposit
Agreement, the
Depositary will, as
promptly as practicable,
cause the securities or
property received by it
to be distributed to the
Owners of Receipts
entitled thereto, in any
manner that the
Depositary may deem
equitable and
practicable for
accomplishing such
distribution; provided,
however, that if in the
opinion of the
Depositary such
distribution cannot be
made proportionately
among the Owners of
Receipts entitled
thereto, or if for any
other reason the
Depositary deems such
distribution not to be
feasible, the Depositary
may, after consultation
with the Company, adopt
such method as it may
deem equitable and
practicable for the
purpose of effecting
such distribution,
including, but not
limited to, the public
or private sale of the
securities or property
thus received, or any
part thereof, and the
net proceeds of any such
sale (net of the fees of
the Depositary as
provided in Article 7
hereof and Section 5.09
of the Deposit Agreement
and any expenses in
connection with such
sale) shall be
distributed by the
Depositary to the Owners
of Receipts entitled
thereto as in the case
of a distribution
received in cash, all in
the manner and subject
to the conditions set
forth in the Deposit
Agreement.

		If any
distribution consists of
a dividend in, or free
distribution of, Shares,
the Depositary may or
shall, if the Company
shall so request,
distribute, as promptly
as practicable, to the
Owners of outstanding
Receipts entitled
thereto, additional
Receipts evidencing an
aggregate number of
American Depositary
Shares representing the
amount of Shares
received as such
dividend or free
distribution subject to
the terms and conditions
of the Deposit Agreement
with respect to the
deposit of Shares and
the issuance of American
Depositary Shares
evidenced by Receipts,
including the
withholding of any tax
or other governmental
charge as provided in
Section 4.11 of the
Deposit Agreement and
the payment of the fees
of the Depositary as
provided in Article 7
hereof and Section 5.09
of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American
Depositary Shares in any
such case, the
Depositary will sell the
amount of Shares
represented by the
aggregate of such
fractions and distribute
the net proceeds, all in
the manner and subject
to the conditions set
forth in the Deposit
Agreement.  If
additional Receipts are
not so distributed, each
American Depositary
Share shall thenceforth
also represent the
additional Shares
distributed upon the
Deposited Securities
represented thereby.  In
addition, the Depositary
may withhold any
distribution of Receipts
under this paragraph and
Section 4.03 of the
Deposit Agreement if it
has not received
satisfactory assurances
from the Company that
such distribution does
not require registration
under the Securities Act
or is exempt from
registration under the
provisions of such Act;
provided that, in any
such event, the
Depositary may sell the
Shares distributed upon
the Deposited Securities
and distribute the net
proceeds, all in the
manner and subject to
the conditions described
in this Article and
Section 4.01 of the
Deposit Agreement.

		In the event
that the Depositary
determines that any
distribution in property
other than cash
(including Shares and
rights to subscribe
therefore) is subject to
any tax or other
governmental charge
which the Depositary is
obligated to withhold,
the Depositary may by
public or private sale
dispose of all or a
portion of such property
(including Shares and
rights to subscribe
therefore) in such
amounts and in such
manner as the Depositary
deems necessary and
practicable to pay any
such taxes or charges,
and the Depositary shall
distribute the net
proceeds of any such
sale after deduction of
such taxes or charges to
the Owners of Receipts
entitled thereto.

		13.  RIGHTS.

		In the event
that the Company shall
offer or cause to be
offered to the holders
of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of
any other nature, the
Depositary, after
consultation with the
Company, shall have
discretion as to the
procedure to be followed
in making such rights
available to any Owners
or in disposing of such
rights on behalf of any
Owners and making the
net proceeds available
to such Owners or, if by
the terms of such rights
offering or for any
other reason it would be
unlawful for the
Depositary either to
make such rights
available to any Owners
or to dispose of such
rights and make the net
proceeds available to
such Owners, then the
Depositary shall allow
the rights to lapse.  If
at the time of the
offering of any rights
the Depositary
determines in its
discretion that it is
lawful and feasible to
make such rights
available to all or
certain Owners but not
to other Owners, the
Depositary may, and at
the request of the
Company shall,
distribute to any Owner
to whom it determines
the distribution to be
lawful and feasible, in
proportion to the number
of American Depositary
Shares held by such
Owner, warrants or other
instruments therefore in
such form as it deems
appropriate.

		In
circumstances in which
rights would otherwise
not be distributed, if
an Owner requests the
distribution of warrants
or other instruments in
order to exercise the
rights allocable to the
American Depositary
Shares of such Owner
hereunder, the
Depositary will promptly
make such rights
available to such Owner
upon written notice from
the Company to the
Depositary that (a) the
Company has elected in
its sole discretion to
permit such rights to be
exercised and (b) such
Owner has executed such
documents as the Company
has determined in its
sole discretion are
reasonably required
under applicable law.

		If the
Depositary has
distributed warrants or
other instruments for
rights to all or certain
Owners, then upon
instruction from such an
Owner pursuant to such
warrants or other
instruments to the
Depositary from such
Owners to exercise such
rights, upon payment by
such Owner to the
Depositary for the
account of such Owner of
an amount equal to the
purchase price of the
Shares to be received
upon the exercise of the
rights, and upon payment
of the fees of the
Depositary and any other
charges as set forth in
such warrants or other
instruments, the
Depositary shall, on
behalf of such Owner,
exercise the rights and
purchase the Shares, and
the Company shall cause
the Shares so purchased
to be delivered to the
Depositary on behalf of
such Owner.  As agent
for such Owner, the
Depositary will cause
the Shares so purchased
to be deposited pursuant
to Section 2.02 of the
Deposit Agreement, and
shall, pursuant to
Section 2.03 of the
Deposit Agreement,
execute and deliver
Receipts to such Owner.
In the case of a
distribution pursuant to
this paragraph, such
Receipts shall be
legended in accordance
with applicable U.S.
laws, and shall be
subject to the
appropriate restrictions
on sale, deposit,
cancellation, and
transfer under such
laws.

		If the
Depositary determines
that it is not lawful or
feasible to make such
rights available to all
or certain Owners, it
may, and at the request
of the Company will use
its best efforts that
are reasonable under the
circumstances to, sell
the rights, warrants or
other instruments in
proportion to the number
of American Depositary
Shares held by the
Owners to whom it has
determined it may not
lawfully or feasibly
make such rights
available, and allocate
the net proceeds of such
sales (net of the fees
of the Depositary as
provided in Section 5.09
of the Deposit
Agreement, any expenses
in connection with such
sale and all taxes and
governmental charges
payable in connection
with such rights and
subject to the terms and
conditions of the
Deposit Agreement) for
the account of such
Owners otherwise
entitled to such rights,
warrants or other
instruments, upon an
averaged or other
practical basis without
regard to any
distinctions among such
Owners because of
exchange restrictions or
the date of delivery of
any Receipt or
otherwise.  Such
proceeds shall be
distributed as promptly
as practicable in
accordance with Section
4.01 of the Deposit
Agreement.

		If a
registration statement
under the Securities Act
of 1933 is required with
respect to the
securities to which any
rights relate in order
for the Company to offer
such rights to Owners
and sell the securities
represented by such
rights, the Depositary
will not offer such
rights to Owners having
an address in the United
States (as defined in
Regulation S) unless and
until such a
registration  statement
is in effect, or unless
the offering and sale of
such securities and such
rights to such Owners
are exempt from
registration under the
provisions of such Act.

		The Depositary
shall not be responsible
for any failure to
determine that it may be
lawful or feasible to
make such rights
available to Owners in
general or any Owner in
particular.

		14.
CONVERSION OF FOREIGN
CURRENCY.

		Whenever the
Depositary or the
Custodian shall receive
foreign currency, by way
of dividends or other
distributions or the net
proceeds from the sale
of securities, property
or rights, and if at the
time of the receipt
thereof the foreign
currency so received
can, pursuant to
applicable law, be
converted on a
reasonable basis into
Dollars and the
resulting Dollars
transferred to the
United States, the
Depositary or the
Custodian shall convert
or cause to be converted
as promptly as
practicable (and in any
event within one
Business Day of its or
its agents receipt of
such Foreign Currency),
by sale or in any other
manner that it may
determine in accordance
with applicable law,
such Foreign Currency
into Dollars.  If, at
the time of conversion
of such Foreign Currency
into Dollars, such
Dollars can, pursuant to
applicable law, be
transferred outside of
Brazil for distribution
to Owners entitled
thereto, such Dollars
shall be distributed as
promptly as practicable
to the Owners entitled
thereto or, if the
Depositary shall have
distributed any rights,
warrants or other
instruments which
entitle the holders
thereof to such Dollars,
then to the holders of
such rights, warrants
and/or instruments upon
surrender thereof for
cancellation.  Such
distribution or
conversion may be made
upon an averaged or
other practicable basis
without regard to any
distinctions among
Owners on account of
exchange restrictions,
the date of delivery of
any Receipt or otherwise
and shall be net of any
expenses of conversion
into Dollars incurred by
the Depositary as
provided in Section 5.09
of the Deposit
Agreement.

		If such
conversion, transfer or
distribution can be
effected only with the
approval or license of
any government or agency
thereof, the Depositary
shall file as promptly
as practicable such
application for approval
or license; however, the
Depositary shall be
entitled to rely upon
Brazilian local counsel
in such matters, which
counsel shall be
instructed to act as
promptly as possible.

		If at any time
foreign currency
received by the
Depositary or the
Custodian is not,
pursuant to applicable
law, convertible, in
whole or in part, into
Dollars transferable to
the United States, or if
any approval or license
of any government or
agency thereof which is
required for such
conversion is denied or
in the opinion of the
Depositary cannot be
promptly obtained, the
Depositary shall, (a) as
to that portion of the
foreign currency that is
convertible into
Dollars, make such
conversion and, if
permitted by applicable
law, transfer such
Dollars to the United
States for distribution
to Owners in accordance
with the first paragraph
of this Article 13 or,
if such transfer is not
so permitted, hold such
Dollars uninvested and
without liability for
interest thereon for the
respective accounts of
the Owners entitled to
receive the same, and
(b) as to the
nonconvertible balance,
if any, (i) if requested
in writing by an Owner,
distribute or cause the
Custodian to distribute
the foreign currency (or
an appropriate document
evidencing the right to
receive such foreign
currency) received by
the Depositary or
Custodian to such Owner
and (ii) the Depositary
shall hold or shall
cause the Custodian to
hold any amounts of
nonconvertible foreign
currency not distributed
pursuant to the
immediate preceding
subclause (i) uninvested
and without liability
for interest thereon for
the respective accounts
of the Owners entitled
to receive the same.

		15.  RECORD
DATES.

		Whenever any
cash dividend or other
cash distribution shall
become payable or any
distribution other than
cash shall be made, or
whenever rights shall be
issued with respect to
the Deposited
Securities, or whenever
for any reason the
Depositary causes a
change in the number of
Shares that are
represented by each
American Depositary
Share, or whenever the
Depositary shall receive
notice of any meeting of
holders of Shares or
other Deposited
Securities, or whenever
the Depositary shall
find it necessary or
convenient, the
Depositary shall fix a
record date, which date
shall, to the extent
practicable, be either
(x) the same date as the
record date fixed by the
Company, or (y) if
different from the
record date fixed by the
Company, be fixed after
consultation with the
Company (a) for the
determination of the
Owners of Receipts who
shall be (i) entitled to
receive such dividend,
distribution or rights
or the net proceeds of
the sale thereof or (ii)
entitled to give
instructions for the
exercise of voting
rights at any such
meeting, or (b) on or
after which each
American Depositary
Share will represent the
changed number of
Shares, subject to the
provisions of the
Deposit Agreement.

		16.  VOTING OF
DEPOSITED SECURITIES.

		At any time
that the Depositary has
the right to vote the
Shares represented by
the American Depositary
Shares, the Depositary
will comply with the
following provisions.

		As soon as
practicable after
receipt of notice of any
meeting or solicitation
of consents or proxies
of holders of Shares or
other Deposited
Securities, if requested
in writing by the
Company, the Depositary
shall, as soon as
practicable thereafter,
mail to the Owners of
Receipts a notice, the
form of which notice
shall be in the sole
discretion of the
Depositary, which shall
contain (a) such
information as is
contained in such notice
of meeting, (or, if
requested by the Company
a summary of such
information provided by
the Company), (b) a
statement that the
Owners of Receipts as of
the close of business on
a specified record date
will be entitled,
subject to any
applicable provision of
Brazilian law and of the
Charter of the Company,
to instruct the
Depositary as to the
exercise of the voting
rights, if any,
pertaining to the amount
of Shares or other
Deposited Securities
represented by their
respective American
Depositary Shares and
(c) a statement as to
the manner in which such
instructions may be
given, including an
express indication that
instructions may be
given or deemed given in
accordance with the last
sentence of this
paragraph if no
instruction is received,
to the Depositary to
give a discretionary
proxy to a person
designated by the
Company.  Upon the
written request of an
Owner of a Receipt on
such record date,
received on or before
the date established by
the Depositary for such
purpose, the Depositary
shall endeavor insofar
as practicable to vote
or cause to be voted the
amount of Shares or
other Deposited
Securities represented
by such American
Depositary Shares
evidenced by such
Receipt in accordance
with the instructions
set forth in such
request.  The Depositary
shall not itself
exercise any voting
discretion over any
Deposited Securities.
If no instructions are
received by the
Depositary from any
Owner with respect to
any of the Deposited
Securities represented
by the American
Depositary Shares
evidenced by such Owners
Receipts on or before
the date established by
the Depositary for such
purpose, the Depositary
shall deem such Owner to
have instructed the
Depositary to give a
discretionary proxy to a
person designated by the
Company with respect to
such Deposited
Securities and the
Depositary shall give a
discretionary proxy to a
person designated by the
Company to vote such
Deposited Securities,
provided that no such
instruction shall be
deemed given and no such
discretionary proxy
shall be given with
respect to any matter as
to which the Company
informs the Depositary
(and the Company agrees
to provide such
information as promptly
as practicable in
writing) that (x) the
Company does not wish
such proxy given, (y)
substantial opposition
exists or (z) such
matter materially and
adversely affects the
rights of holders of
Shares.

		Subject to the
rules of any securities
exchange on which
American Depositary
Shares or the Deposited
Securities represented
thereby are listed, the
Depositary shall if
requested by the Company
deliver, at least two
Business Days prior to
the date of such
meeting, to the Company,
to the attention of its
Secretary, copies of all
instructions received
from Owners in
accordance with which
the Depositary will
vote, or cause to be
voted, the Deposited
Securities represented
by the American
Depositary Shares
evidenced by such
Receipts at such
meeting.  Delivery of
instructions will be
made at the expense of
the Company  (unless
otherwise agreed in
writing by the Company
and the Depositary).

		17.  CHANGES
AFFECTING DEPOSITED
SECURITIES.

		In
circumstances where the
provisions of Section
4.03 of the Deposit
Agreement do not apply,
upon any change in
nominal value, change in
par value, splitup,
consolidation, or any
other reclassification
of Deposited Securities,
or upon any
recapitalization,
reorganization, merger
or consolidation, or
sale of assets affecting
the Company or to which
it is a party, any
securities which shall
be received by the
Depositary or a
Custodian in exchange
for or in conversion of
or in respect of
Deposited Securities
shall be treated as new
Deposited Securities
under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent
the new Deposited
Securities so received
in exchange or
conversion, unless
additional Receipts are
delivered pursuant to
the following sentence.
In any such case the
Depositary may, and
shall if the Company
shall so request,
execute and deliver
additional Receipts as
in the case of a
dividend in Shares, or
call for the surrender
of outstanding Receipts
to be exchanged for new
Receipts specifically
describing such new
Deposited Securities.

		18.	LIABILITY
OF THE COMPANY AND
DEPOSITARY.

		Neither the
Depositary nor the
Company nor any of their
respective directors,
employees, agents or
affiliates shall incur
any liability to any
Owner or Beneficial
Owner, if by reason of
any provision of any
present or future law or
regulation of the United
States or any other
country, or of any other
governmental or
regulatory authority, or
by reason of any
provision, present or
future, of the Charter
of the Company, or by
reason of any act of God
or war or other
circumstances beyond its
control, the Depositary
or the Company shall be
prevented or forbidden
from or be subject to
any civil or criminal
penalty on account of
doing or performing any
act or thing which by
the terms of the Deposit
Agreement it is provided
shall be done or
performed; nor shall the
Depositary or the
Company nor any of their
respective directors,
employees, agents or
affiliates incur any
liability to any Owner
or Beneficial Owner of a
Receipt by reason of any
nonperformance or delay,
caused as aforesaid, in
the performance of any
act or thing which by
the terms of the Deposit
Agreement it is provided
shall or may be done or
performed, or by reason
of any exercise of, or
failure to exercise, any
discretion provided for
in the Deposit
Agreement.  Where, by
the terms of a
distribution pursuant to
Sections 4.01, 4.02 or
4.03 of the Deposit
Agreement, or an
offering or distribution
pursuant to Section 4.04
of the Deposit
Agreement, such
distribution or offering
may not be made
available to Owners of
Receipts, and the
Depositary may not
dispose of such
distribution or offering
on behalf of such Owners
and make the net
proceeds available to
such Owners, then the
Depositary shall not
make such distribution
or offering, and shall
allow any rights, if
applicable, to lapse.
Neither the Company nor
the Depositary assumes
any obligation or shall
be subject to any
liability under the
Deposit Agreement to
Owners or Beneficial
Owners of Receipts,
except that they agree
to perform their
obligations specifically
set forth in the Deposit
Agreement without
negligence or bad faith.
The Depositary shall not
be subject to any
liability with respect
to the validity or worth
of the Deposited
Securities.  Neither the
Depositary nor the
Company shall be under
any obligation to appear
in, prosecute or defend
any action, suit, or
other proceeding in
respect of any Deposited
Securities or in respect
of the Receipts, which
in its opinion may
involve it in expense or
liability, unless
indemnity satisfactory
to it against all
expenses and liability
shall be furnished as
often as may be
required, and the
Custodian shall not be
under any obligation
whatsoever with respect
to such proceedings, the
responsibility of the
Custodian being solely
to the Depositary.
Neither the Depositary
nor the Company shall be
liable for any action or
nonaction by it in
reliance upon the advice
of or information from
legal counsel,
accountants, any person
presenting Shares for
deposit, any Owner or
Beneficial Owner of a
Receipt, or any other
person believed by it in
good faith to be
competent to give such
advice or information.
The Depositary shall not
be responsible for any
failure to carry out any
instructions to vote any
of the Deposited
Securities, or for the
manner in which any such
vote is cast or the
effect of any such vote,
provided that any such
action or nonaction is
in good faith.  The
Depositary shall not be
liable for any acts or
omissions made by a
successor depositary
whether in connection
with a previous act or
omission of the
Depositary or in
connection with a matter
arising wholly after the
removal or resignation
of the Depositary,
provided that in
connection with the
issue out of which such
potential liability
arises, the Depositary
performed its
obligations without
negligence or bad faith
while it acted as
Depositary.

		The Company
agrees to indemnify the
Depositary, its
directors, employees,
agents and affiliates
and any Custodian
against, and hold each
of them harmless from,
any liability or expense
(including, but not
limited to, the
reasonable fees and
expenses of counsel)
which may arise out of
acts performed or
omitted, in accordance
with the provisions of
the Deposit Agreement
and of the Receipts, as
the same may be amended,
modified, or
supplemented from time
to time, (i) by either
the Depositary or a
Custodian or their
respective directors,
employees, agents and
affiliates, except for
any liability or expense
arising out of the
negligence or bad faith
of either of them, and
except to the extent
that such liability or
expense arises out of
information relating to
the Depositary or the
Custodian, as
applicable, furnished in
writing to the Company
by the Depositary or the
Custodian, as
applicable, expressly
for use in any
registration statement,
proxy statement,
prospectus (or placement
memorandum) or
preliminary prospectus
(or preliminary
placement memorandum)
relating to the Shares,
or omissions from such
information; or (ii) by
the Company or any of
its directors,
employees, agents and
affiliates.  The
indemnities contained in
this paragraph shall not
extend to any liability
or expense which may
arise out of any
PreRelease.

		No disclaimer
of liability under the
Securities Act of 1933
is intended by any
provisions of the
Deposit Agreement.

		The
Depositary, subject to
Sections 2.05 and 2.09
of the Deposit
Agreement, may own and
deal in any class of
securities of the
Company and its
affiliates and in
Receipts.

		19.
	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY; APPOINTMENT
OF SUCCESSOR CUSTODIAN.

		The Depositary
may at any time resign
as Depositary hereunder
by written notice of its
election so to do
delivered to the
Company, such
resignation to take
effect  upon the
appointment of a
successor depositary and
its acceptance of such
appointment as provided
in the Deposit
Agreement.  The
Depositary may at any
time be removed by the
Company by written
notice of such removal,
effective upon the
appointment of a
successor depositary and
its acceptance of such
appointment as provided
in the Deposit
Agreement.  Whenever the
Depositary in its
discretion determines
that it is in the best
interest of the Owners
of Receipts to do so, it
may appoint a substitute
or additional custodian
or custodians.

		20.
AMENDMENT.

		The form of
the Receipts and any
provisions of the
Deposit Agreement may at
any time and from time
to time be amended by
agreement between the
Company and the
Depositary in any
respect which they may
deem necessary or
desirable.  Any
amendment which shall
impose or increase any
fees or charges (other
than taxes and other
governmental charges,
registration fees and
cable, telex or
facsimile transmission
costs, delivery costs or
other such expenses), or
which shall otherwise
prejudice any
substantial existing
right of Owners of
Receipts, shall,
however, not become
effective as to
outstanding Receipts
until the expiration of
thirty days after notice
of such amendment shall
have been given to the
Owners of outstanding
Receipts.  Every Owner
of a Receipt at the time
any amendment so becomes
effective shall be
deemed, by continuing to
hold such Receipt, to
consent and agree to
such amendment and to be
bound by the Deposit
Agreement as amended
thereby.  In no event
shall any amendment
impair the right of the
Owner of any Receipt to
surrender such Receipt
and receive therefor the
Deposited Securities
represented thereby
except in order to
comply with mandatory
provisions of applicable
law.

		21.
	TERMINATION OF
DEPOSIT AGREEMENT

		The Depositary
at any time, at the
direction of the
Company, shall terminate
the Deposit Agreement by
mailing notice of such
termination to the
Owners of all Receipts
then outstanding at
least 30 days prior to
the date fixed in such
notice for such
termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing
notice of such
termination to the
Company and the Owners
of all Receipts then
outstanding, such
termination to be
effective on a date
specified in such notice
not less than 30 days
after the date thereof,
if at any time 60 days
shall have expired after
the Depositary shall
have delivered to the
Company a written notice
of its election to
resign and a successor
depositary shall not
have been appointed and
accepted its appointment
as provided in the
Deposit Agreement.  On
and after the date of
termination, the Owner
of a Receipt will, upon
(a) surrender of such
Receipt at the Corporate
Trust Office of the
Depositary, (b) payment
of the fee of the
Depositary for the
surrender of Receipts
referred to in Section
2.05 of the Deposit
Agreement, and (c)
payment of any
applicable taxes or
governmental charges, be
entitled to delivery, to
the Owner or upon the
Owners order, of the
amount of Deposited
Securities represented
by the American
Depositary Shares
evidenced by such
Receipt.  If any
Receipts shall remain
outstanding after the
date of termination, the
Depositary thereafter
shall discontinue the
registration of
transfers of Receipts,
shall suspend the
distribution of
dividends to the Owners
thereof, and shall not
give any further notices
or perform any further
acts under the Deposit
Agreement, except that
the Depositary shall
continue to collect
dividends and other
distributions pertaining
to Deposited Securities,
shall sell rights as
provided in the Deposit
Agreement, and shall
continue to deliver
Deposited Securities,
together with any
dividends or other
distributions received
with respect thereto and
the net proceeds of the
sale of any rights or
other property, in
exchange for Receipts
surrendered to the
Depositary (after
deducting, in each case,
the fee of the
Depositary for the
surrender of a Receipt,
any expenses for the
account of the Owner of
such Receipt in
accordance with the
terms and conditions of
the Deposit Agreement,
and any applicable taxes
or governmental
charges).  At any time
after the expiration of
one year from the date
of termination, the
Depositary may sell the
Deposited Securities
then held under the
Deposit Agreement and
may thereafter hold
uninvested the net
proceeds of any such
sale, together with any
other cash then held by
it thereunder,
unsegregated and without
liability for interest,
for the pro rata benefit
of the Owners of
Receipts which have not
theretofore been
surrendered, such Owners
thereupon becoming
general creditors of the
Depositary with respect
to such net proceeds.
After making such sale,
the Depositary shall be
discharged from all
obligations under the
Deposit Agreement,
except to account for
such net proceeds and
other cash (after
deducting, in each case,
the fee of the
Depositary for the
surrender of a Receipt,
any expenses for the
account of the Owner of
such Receipt in
accordance with the
terms and conditions of
the Deposit Agreement,
and any applicable taxes
or governmental charges)
and except as provided
in Section 5.08 of the
Deposit Agreement.  Upon
the termination of the
Deposit Agreement, the
Company shall be
discharged from all
obligations under the
Deposit Agreement except
for its obligations to
the Depositary with
respect to
indemnification,
charges, and expenses.